SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 18, 2004.

USG Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-8864

Delaware	36-3329400

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

125 South Franklin Street, Chicago, Illinois	60606-4678

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 606-4000

Item 5.   Other Events

     USG Corporation’s (NYSE: USG) board of directors approved amendments to the USG Corporation By-laws on Wednesday, May 12, 2004. The amended By-laws will be available through the USG Corporation website (www.usg.com) in the near future and are scheduled to be filed as an exhibit to the Corporation’s upcoming report on Form 10-Q for the quarter ended June 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION Registrant

Date: May 18, 2004	By:	/s/ Stanley L. Ferguson
Stanley L. Ferguson, Executive
Vice President and General Counsel